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                        PARAGON LIFE INSURANCE COMPANY
                             PROSPECTUS SUPPLEMENT
                             Dated January 7, 2000


This page supplements Paragon Life Insurance Company's variable product prospectuses as set forth below. Please keep this supplement with your prospectus for future reference.

On January 6, 2000, Metropolitan Life Insurance Company (MetLife) completed its acquisition of GenAmerica Corporation, parent company of General American Life Insurance Company. The acquisition of General American does not affect policy benefits or any other terms or conditions under your contract. Immediately following the transaction, General American received financial and claims paying rating upgrades from the four major rating agencies.

MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers.